UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MAY 31, 2006

Semiannual Report
to Shareholders

DWS Large Cap Value Fund

(formerly Scudder Large Cap Value Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2006

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Class R shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B shares and the 1-year, 3-year, 5-year and 10-year periods for Class A, C, R and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class R shares for the periods prior to its inception on October 1, 2003 are derived from the historical performance of Class A shares of DWS Large Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/06
DWS Large Cap Value Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	3.76%	8.10%	11.31%	5.19%	8.50%
Class B	3.35%	7.24%	10.44%	4.35%	7.58%
Class C	3.40%	7.31%	10.49%	4.38%	7.57%
Class R	3.64%	7.77%	10.85%	4.72%	7.98%
Russell 1000 Value Index+	6.51%	12.61%	15.93%	6.28%	10.79%
S&P 500 Index++	2.60%	8.64%	11.64%	1.96%	8.35%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/06
DWS Large Cap Value Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	4.00%	8.55%	11.75%	5.62%	7.25%
Russell 1000 Value Index+	6.51%	12.61%	15.93%	6.28%	6.51%
S&P 500 Index++	2.60%	8.64%	11.64%	1.96%	-.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Institutional Class shares commenced operations on June 1, 2000. Index returns began on May 31, 2000.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 5/31/06	$ 22.53	$ 22.54	$ 22.53	$ 22.56	$ 22.57
11/30/05	$ 22.87	$ 22.88	$ 22.86	$ 22.89	$ 22.91
Distribution Information: Six Months: Income Dividends as of 5/31/06	$ .17	$ .07	$ .08	$ .13	$ .22
Capital Gain Distributions as of 5/31/06	$ .99	$ .99	$ .99	$ .99	$ .99
Class A Lipper Rankings — Large-Cap Value Funds Category as of 5/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	409	of	495	83
3-Year	342	of	412	83
5-Year	57	of	295	19
10-Year	55	of	124	44

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Large Cap Value Fund — Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/06
DWS Large Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,188	$12,999	$12,138	$21,312
	Average annual total return	1.88%	9.14%	3.95%	7.86%
Class B	Growth of $10,000	$10,424	$13,270	$12,271	$20,763
	Average annual total return	4.24%	9.89%	4.18%	7.58%
Class C	Growth of $10,000	$10,731	$13,490	$12,391	$20,745
	Average annual total return	7.31%	10.49%	4.38%	7.57%
Class R	Growth of $10,000	$10,777	$13,622	$12,591	$21,551
	Average annual total return	7.77%	10.85%	4.72%	7.98%
Russell 1000 Value Index+	Growth of $10,000	$11,261	$15,582	$13,561	$27,852
	Average annual total return	12.61%	15.93%	6.28%	10.79%
S&P 500 Index++	Growth of $10,000	$10,864	$13,914	$11,021	$22,291
	Average annual total return	8.64%	11.64%	1.96%	8.35%

The growth of $10,000 is cumulative.

Comparative Results as of 5/31/06
DWS Large Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,085,500	$1,395,500	$1,314,300	$1,521,200
	Average annual total return	8.55%	11.75%	5.62%	7.25%
Russell 1000 Value Index+	Growth of $1,000,000	$1,126,100	$1,558,200	$1,356,100	$1,460,300
	Average annual total return	12.61%	15.93%	6.28%	6.51%
S&P 500 Index++	Growth of $1,000,000	$1,086,400	$1,391,400	$1,102,100	$985,800
	Average annual total return	8.64%	11.64%	1.96%	-.24%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 1, 2000. Index returns began on May 31, 2000.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

++ The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 5/31/06
DWS Large Cap Value Fund	6-Month*	1-Year	Life of Class*
Class AARP	3.84%	8.27%	5.53%
Class S	3.95%	8.48%	5.75%
Russell 1000 Value Index+	6.51%	12.61%	9.25%
S&P 500 Index++	2.60%	8.64%	5.31%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Class AARP and Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 5/31/06	$ 22.52	$ 22.54
11/30/05	$ 22.86	$ 22.88
Distribution Information: Six Months: Income Dividends as of 5/31/06	$ .19	$ .21
Capital Gain Distributions as of 5/31/06	$ .99	$ .99
Class S Lipper Rankings — Large-Cap Value Funds Category as of 5/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	385	of	495	78

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Large Cap Value Fund — Class AARP [] Russell 1000 Value Index+ [] S&P 500 Index++

Comparative Results as of 5/31/06
DWS Large Cap Value Fund		1-Year	Life of Class*
Class AARP	Growth of $10,000	$10,827	$10,812
	Average annual total return	8.27%	5.53%
Class S	Growth of $10,000	$10,848	$10,845
	Average annual total return	8.48%	5.75%
Russell 1000 Value Index+	Growth of $10,000	$11,261	$11,335
	Average annual total return	12.61%	9.25%
S&P 500 Index++	Growth of $10,000	$10,864	$10,761
	Average annual total return	8.64%	5.31%

The growth of $10,000 is cumulative.

* Class AARP and Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

++ The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B of the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,037.60	$ 1,033.50	$ 1,034.00	$ 1,036.40	$ 1,038.40	$ 1,039.50	$ 1,040.00
Expenses Paid per $1,000*	$ 5.13	$ 9.63	$ 8.93	$ 6.60	$ 4.42	$ 3.51	$ 3.20
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,019.90	$ 1,015.46	$ 1,016.16	$ 1,018.45	$ 1,020.59	$ 1,021.49	$ 1,021.79
Expenses Paid per $1,000*	$ 5.09	$ 9.55	$ 8.85	$ 6.54	$ 4.38	$ 3.48	$ 3.18

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
DWS Large Cap Value Fund	1.01%	1.90%	1.76%	1.30%	.87%	.69%	.63%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Thomas F. Sassi and Portfolio Manager Steve Scrudato discuss the economy, the market environment and performance of DWS Large Cap Value Fund for the six-month period ended May 31, 2006.

Q: How would you describe the economic and market environment over the last six months?

A: The US economy continues to perform well despite higher interest rates, Federal Reserve tightening, high energy costs and the negative media tone. The Department of Commerce reported that real growth in gross domestic product rebounded to 5.3% in the first quarter of 2006, after a weak showing in the hurricane-impacted fourth quarter of 2005.1 Corporate profits were strong in early 2006, posting the largest year-on-year increase since 2002.

1 Gross domestic product (GDP) is the total market value of all final goods and services produced in a country in a given year. Real GDP is GDP adjusted for inflation.

Business investment has been a key driver of economic growth, and recent reports on capital expenditures continue to be positive. Despite higher interest rates and energy costs, consumer spending remains reasonably strong. There are a few signs of moderation: housing activity has slowed a bit, and recent labor market indicators have been slightly less positive. We believe the cumulative effect of the Federal Reserve's series of rate increases should begin to slow economic growth, especially now that real long-term interest rates have begun to increase, but most indicators point to continued growth, albeit at a slower rate than in early 2006.

The broad stock market, as measured by the S&P 500 Index, had a return of 2.60% for the six-month period ended May 2006.2 Small-cap and mid-cap stocks performed better than large-cap issues, but the gap between returns of mid-cap and large-cap stocks, which was substantial in prior periods, has narrowed. Value stocks outperformed growth stocks in all capitalization categories. All 10 sectors within the Russell 1000 Value Index had positive performance; the strongest were materials and industrials, with returns above 10%, while the weakest was utilities, with a return of just below 3%.

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees and expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: For the six months ended May 31, 2006, DWS Large Cap Value Fund (Class A shares) posted a return of 3.76%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) This return was above that of the S&P 500 Index, which had a return of 2.60%. The fund's other benchmark, the Russell 1000 Value Index, had a higher return of 6.51%, in large part because mid-cap stocks, which outperformed large-cap stocks, represent a substantial component of the index. The fund, which, consistent with its name and investment strategy, is a large-cap value portfolio, does not normally invest heavily in mid-cap stocks.

Q: What strategies or decisions had the greatest effect on the fund's performance?

The biggest positive was an overweight in the energy sector, with significant exposure to oil and gas exploration as well as refiners and marketers.3 The energy stock that made the greatest contribution to performance was Baker Hughes, Inc., an oil field service company that was sold after the stock moved up significantly. Other energy stocks that performed especially well include Marathon Oil Corp. and Halliburton Co.

3 "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark.

An underweight in the financials sector and favorable stock selection in this sector also contributed to performance. Bear Stearns Companies, Inc., which reported excellent earnings, benefiting from strength in capital markets and corporate merger activity, performed especially well. Citigroup, Inc. was also strong, as investors appeared to regard the stock more favorably in anticipation that the rising trend in interest rates may be near an end. Other commercial bank holdings, including PNC Financial Services Group Inc., SunTrust Banks, Inc., and Wells Fargo & Co., also contributed to performance. (As of May 31, 2006, the position in PNC Financial was sold.)

Q: What were some of the negatives?

The fund's positioning in information technology was a detractor despite a significant position in Nokia Oyj., which performed well, benefiting from strong demand for cell phones and better-than-expected earnings growth. Our overweight in the technology sector and positioning in certain semiconductor companies hurt results. The stock of Intel Corp. dropped sharply on disappointing earnings reports, lower management guidance on near-term earnings and a more difficult competitive environment. While our position in Intel has been reduced somewhat, we continue to hold the stock of this high-quality company, which is the undisputed leader in its industry.

Also, performance was hurt by stock selection in the health care sector. One negative was an underweight in Pfizer, Inc., a stock we had sold during 2005 because of concerns about expiring patents on key drugs. After more clarity was gathered on this issue, we purchased the stock, but it was not near the benchmark weight in the portfolio at the time it moved up sharply on a positive earnings surprise. Another negative in this sector was Johnson & Johnson, which reported weaker-than-expected earnings and failed to consummate a proposed acquisition. Both of these companies are leaders in the health care industry, and we continue to hold these stocks.

Q: Do you have other comments for shareholders?

A: We are pleased with the way the portfolio is positioned. Holdings consist of stocks with low price/earnings ratios, above-average dividend yields, good earnings growth and strong balance sheets. Quality is high: stocks in the portfolio have an average Standard & Poor's quality rating of "A".4

4 The Standard & Poor's quality ranking system attempts to capture the growth and stability of a company's record of earnings and dividends in a single symbol. Stocks are ranked from A+ (highest) to Liq. (in liquidation). A ranking of A signifies high quality.

There are many reasons to expect large-cap value stocks to begin leading the market in the months ahead. Experience indicates that the long period of outperformance by mid-cap stocks, which has driven these stocks to record-high valuations, will eventually moderate. Interest-rate tightening and slowing earnings growth favors high-quality stocks, as investors seek to reduce risk in an uncertain market environment. As large caps gain strength, overseas investors and hedge funds, which are currently underweight in large-cap value, are likely to return to this group as well. And substantial cash on the balance sheets of large companies bodes well for dividend increases and stock buybacks, which we believe will provide support for the stocks.

Finally, discipline to stay with a sound approach even when it is not working is the hallmark of successful long-term investing. Patience is a key element of long-term success. We believe our strategy will be rewarded.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	5/31/06	11/30/05

Common Stocks	94%	98%
Cash Equivalents	6%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/06	11/30/05

Financials	32%	26%
Energy	18%	16%
Information Technology	15%	20%
Industrials	9%	10%
Health Care	8%	7%
Consumer Staples	6%	5%
Materials	5%	3%
Telecommunication Services	4%	3%
Consumer Discretionary	2%	7%
Utilities	1%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2006 (29.5% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	4.2%
2. Bank of America Corp. Provider of commercial banking services	3.6%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	3.6%
4. Citigroup, Inc. Provider of diversified financial services	3.4%
5. ConocoPhillips Producer of petroleum and other natural gases	2.9%
6. JPMorgan Chase & Co. Provider of global financial services	2.7%
7. Wells Fargo & Co. Provider of various financial services	2.6%
8. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.2%
9. American International Group, Inc. Provider of insurance services	2.2%
10. Verizon Communications, Inc. Provider of wireline voice and data services	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 94.6%
Consumer Discretionary 1.5%
Specialty Retail
TJX Companies, Inc.	1,217,200	28,859,812
Consumer Staples 5.1%
Beverages 1.7%
Coca-Cola Co.	752,700	33,141,381
Food & Staples Retailing 0.3%
Wal-Mart Stores, Inc.	97,000	4,699,650
Food Products 1.1%
General Mills, Inc.	407,275	21,133,500
Household Products 2.0%
Colgate-Palmolive Co.	463,500	27,967,590
Kimberly-Clark Corp.	159,900	9,701,133
		37,668,723
Energy 17.4%
Energy Equipment & Services 4.8%
BJ Services Co.	980,700	35,942,655
ENSCO International, Inc.	657,400	32,863,426
Halliburton Co.	314,900	23,488,391
		92,294,472
Oil, Gas & Consumable Fuels 12.6%
Chevron Corp.	1,133,900	67,795,881
ConocoPhillips	871,300	55,144,577
ExxonMobil Corp.	1,309,330	79,751,290
Marathon Oil Corp.	484,900	36,391,745
		239,083,493
Financials 30.5%
Banks 10.7%
AmSouth Bancorp.	871,100	23,345,480
SunTrust Banks, Inc.	415,900	31,487,789
US Bancorp.	1,072,000	33,092,640
Wachovia Corp.	710,800	38,027,800
Washington Mutual, Inc.	613,300	28,156,603
Wells Fargo & Co.	753,200	49,989,884
		204,100,196
Capital Markets 3.7%
Bear Stearns Companies, Inc.	155,200	20,758,000
Merrill Lynch & Co., Inc.	268,700	19,456,567
Morgan Stanley	497,100	29,637,102
		69,851,669
Diversified Financial Services 11.2%
Bank of America Corp.	1,420,120	68,733,808
Citigroup, Inc.	1,320,530	65,102,129
Freddie Mac	492,500	29,569,700
JPMorgan Chase & Co.	1,198,060	51,085,278
		214,490,915
Insurance 4.9%
AFLAC, Inc.	498,400	23,325,120
Allstate Corp.	490,100	26,960,401
American International Group, Inc.	692,000	42,073,600
		92,359,121
Health Care 7.9%
Health Care Equipment & Supplies 1.1%
Baxter International, Inc.	545,800	20,576,660
Pharmaceuticals 6.8%
Abbott Laboratories	795,800	33,980,660
Johnson & Johnson	521,600	31,410,752
Pfizer, Inc.	1,797,500	42,528,850
Wyeth	485,700	22,215,918
		130,136,180
Industrials 8.8%
Aerospace & Defense 3.3%
Honeywell International, Inc.	422,800	17,410,904
L-3 Communications Holdings, Inc.	207,000	15,102,720
United Technologies Corp.	474,500	29,665,740
		62,179,364
Building Products 0.8%
Masco Corp.	530,900	16,468,518
Industrial Conglomerates 1.4%
General Electric Co.	759,300	26,013,618
Machinery 3.3%
Dover Corp.	558,100	27,257,604
Ingersoll-Rand Co., Ltd. "A"	814,600	35,524,706
		62,782,310
Information Technology 13.8%
Communications Equipment 3.2%
Cisco Systems, Inc.*	1,314,500	25,869,360
Nokia Oyj (ADR)	1,616,400	34,704,108
		60,573,468
Computers & Peripherals 3.9%
Hewlett-Packard Co.	1,109,263	35,917,936
International Business Machines Corp.	474,700	37,928,530
		73,846,466
IT Consulting & Services 1.0%
Automatic Data Processing, Inc.	436,600	19,852,202
Semiconductors & Semiconductor Equipment 5.7%
Analog Devices, Inc.	934,300	31,513,939
Applied Materials, Inc.	1,517,000	25,652,470
Intel Corp.	1,757,900	31,677,358
Texas Instruments, Inc.	598,800	18,700,524
		107,544,291
Materials 4.4%
Chemicals 2.9%
Air Products & Chemicals, Inc.	296,400	19,221,540
E.I. du Pont de Nemours & Co.	869,200	36,967,076
		56,188,616
Containers & Packaging 1.5%
Sonoco Products Co.	882,500	27,957,600
Telecommunication Services 3.9%
Diversified Telecommunication Services
AT&T, Inc.	1,352,600	35,248,756
Verizon Communications, Inc.	1,271,700	39,689,757
		74,938,513
Utilities 1.3%
Electric Utilities
FPL Group, Inc.	636,600	25,355,779
Total Common Stocks (Cost $1,502,047,781)		1,802,096,517

Cash Equivalents 6.2%
Cash Management QP Trust, 5.01% (a) (Cost $116,853,098)	116,853,098	116,853,098
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,618,900,879)+	100.8	1,918,949,615
Other Assets and Liabilities, Net	(0.8)	(14,607,439)
Net Assets	100.0	1,904,342,176

* Non-income producing security.

+ The cost for federal income tax purposes was $1,622,890,051. At May 31, 2006, net unrealized appreciation for all securities based on tax cost was $296,059,564. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $320,043,830 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,984,266.

(a) Cash Management QP Trust, an affiliate fund, is managed by Deutsche Investment Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,502,047,781)	$ 1,802,096,517
Investment in Cash Management QP Trust (cost $116,853,098)	116,853,098
Total investments in securities, at value (cost $1,618,900,879)	1,918,949,615
Dividends receivable	6,590,258
Interest receivable	445,416
Receivable for Fund shares sold	527,598
Foreign taxes recoverable	44,806
Other assets	75,215
Total assets	1,926,632,908
Liabilities
Payable for investments purchased	16,972,837
Payable for Fund shares redeemed	3,298,983
Accrued management fee	808,914
Other accrued expenses and payables	1,209,998
Total liabilities	22,290,732
Net assets, at value	$ 1,904,342,176
Net Assets
Net assets consist of: Undistributed net investment income	10,000,546
Net unrealized appreciation (depreciation) on investments	300,048,736
Accumulated net realized gain (loss)	90,812,777
Paid-in capital	1,503,480,117
Net assets, at value	$ 1,904,342,176

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($342,765,608 ÷ 15,214,407 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 22.53
Maximum offering price per share (100 ÷ 94.25 of $22.53)	$ 23.90

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($39,678,182 ÷ 1,760,694 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)

$ 22.54

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($36,063,247 ÷ 1,600,683 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)

$ 22.53
Class R Net Asset Value, offering and redemption price(a) per share ($1,292,861 ÷ 57,309 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 22.56
Class AARP Net Asset Value, offering and redemption price(a) per share ($26,281,583 ÷ 1,166,997 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 22.52
Class S Net Asset Value, offering and redemption price(a) per share ($1,409,280,586 ÷ 62,521,503 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 22.54
Institutional Class Net Asset Value, offering and redemption price(a) per share ($48,980,109 ÷ 2,170,458 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 22.57

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $226,638)	$ 23,884,067
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	111,884
Interest — Cash Management QP Trust	1,977,304
Total Income	25,973,255
Expenses: Management fee	5,113,988
Distribution service fees	845,850
Services to shareholders	1,616,957
Custodian fee	61,562
Auditing	31,850
Legal	23,639
Directors' fees and expenses	30,940
Reports to shareholders	46,215
Registration fees	71,758
Other	49,117
Total expenses before expense reductions	7,891,876
Expense reductions	(56,530)
Total expenses after expense reductions	7,835,346
Net investment income (loss)	18,137,909
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	88,732,071
Net unrealized appreciation (depreciation) during the period on investments	(30,196,009)
Net gain (loss) on investment transactions	58,536,062
Net increase (decrease) in net assets resulting from operations	$ 76,673,971

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2006 (Unaudited)	Year Ended November 30, 2005
Operations: Net investment income (loss)	$ 18,137,909	$ 34,706,759
Net realized gain (loss) on investment transactions	88,732,071	122,777,430
Net unrealized appreciation (depreciation) during the period on investment transactions	(30,196,009)	(69,596,065)
Net increase (decrease) in net assets resulting from operations	76,673,971	87,888,124
Distributions to shareholders from: Net investment income: Class A	(2,722,919)	(6,205,433)
Class B	(146,178)	(501,639)
Class C	(147,129)	(430,546)
Class R	(6,462)	(11,260)
Class AARP	(234,828)	(375,040)
Class S	(13,656,386)	(19,207,646)
Institutional Class	(400,821)	(408,880)
Net realized gains: Class A	(15,767,841)	—
Class B	(2,014,072)	—
Class C	(1,778,991)	—
Class R	(49,188)	—
Class AARP	(1,266,350)	—
Class S	(63,539,902)	—
Institutional Class	(1,702,898)	—
Fund share transactions: Proceeds from shares sold	99,327,887	207,188,481
Net assets acquired in tax-free reorganization	—	1,772,926,539
Reinvestment of distributions	94,272,126	23,984,692
Cost of shares redeemed	(265,387,333)	(441,471,196)
Redemption fees	4,786	2,310
Net increase (decrease) in net assets from Fund share transactions	(71,782,534)	1,562,630,826
Increase (decrease) in net assets	(98,542,528)	1,623,378,506
Net assets at beginning of period	2,002,884,704	379,506,198
Net assets at end of period (including undistributed net investment income of $10,000,546 and $9,177,360, respectively)	$ 1,904,342,176	$ 2,002,884,704

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 22.87	$ 22.15	$ 19.93	$ 17.09	$ 19.05	$ 17.51
Income (loss) from investment operations: Net investment income (loss)[b]	.19	.34	.30	.25	.23	.19
Net realized and unrealized gain (loss) on investment transactions	.63	.79	2.16	2.81	(1.98)	1.57
Total from investment operations	.82	1.13	2.46	3.06	(1.75)	1.76
Less distributions from: Net investment income	(.17)	(.41)	(.24)	(.22)	(.21)	(.22)
Net realized gain on investment transactions	(.99)	—	—	—	—	—
Total distributions	(1.16)	(.41)	(.24)	(.22)	(.21)	(.22)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 22.53	$ 22.87	$ 22.15	$ 19.93	$ 17.09	$ 19.05
Total Return (%)[c]	3.76**	5.21[d]	12.34[d]	18.16[d]	(9.25)	10.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	343	364	283	152	127	130
Ratio of expenses before expense reductions (%)	1.01*	1.06	1.32	1.30	1.30	1.46
Ratio of expenses after expense reductions (%)	1.01*	1.05	1.21	1.29	1.30	1.46
Ratio of net investment income (loss) (%)	1.63*	1.52	1.39	1.41	1.26	1.04
Portfolio turnover rate (%)	70*	56	39	69	83	76

[a] For the six months ended May 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charge.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended November 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 22.88	$ 22.14	$ 19.91	$ 17.07	$ 19.03	$ 17.47
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.14	.14	.11	.08	.04
Net realized and unrealized gain (loss) on investment transactions	.63	.82	2.15	2.81	(1.98)	1.57
Total from investment operations	.72	.96	2.29	2.92	(1.90)	1.61
Less distributions from: Net investment income	(.07)	(.22)	(.06)	(.08)	(.06)	(.05)
Net realized gain on investment transactions	(.99)	—	—	—	—	—
Total distributions	(1.06)	(.22)	(.06)	(.08)	(.06)	(.05)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 22.54	$ 22.88	$ 22.14	$ 19.91	$ 17.07	$ 19.03
Total Return (%)[c]	3.35d**	4.30[d]	11.51[d]	17.20[d]	(10.01)	9.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	48	50	50	49	67
Ratio of expenses before expense reductions (%)	1.97*	1.98	2.21	2.16	2.12	2.27
Ratio of expenses after expense reductions (%)	1.90*	1.90	1.96	2.11	2.12	2.27
Ratio of net investment income (loss) (%)	.74*	.67	.64	.59	.44	.23
Portfolio turnover rate (%)	70*	56	39	69	83	76

[a] For the six months ended May 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charge.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended November 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 22.86	$ 22.13	$ 19.91	$ 17.07	$ 19.02	$ 17.48
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.17	.14	.11	.09	.03
Net realized and unrealized gain (loss) on investment transactions	.64	.79	2.15	2.82	(1.98)	1.57
Total from investment operations	.74	.96	2.29	2.93	(1.89)	1.60
Less distributions from: Net investment income	(.08)	(.23)	(.07)	(.09)	(.06)	(.06)
Net realized gain on investment transactions	(.99)	—	—	—	—	—
Total distributions	(1.07)	(.23)	(.07)	(.09)	(.06)	(.06)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 22.53	$ 22.86	$ 22.13	$ 19.91	$ 17.07	$ 19.02
Total Return (%)[c]	3.40**	4.38[d]	11.51[d]	17.23[d]	(9.94)	9.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	42	38	21	12	14
Ratio of expenses before expense reductions (%)	1.76*	1.81	2.08	2.09	2.09	2.32
Ratio of expenses after expense reductions (%)	1.76*	1.81	1.96	2.07	2.09	2.32
Ratio of net investment income (loss) (%)	.88*	.76	.64	.63	.47	.18
Portfolio turnover rate (%)	70*	56	39	69	83	76

[a] For the six months ended May 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charge.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R Years Ended November 30,	2006[a]	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.89	$ 22.14	$ 19.92	$ 18.82
Income (loss) from investment operations: Net investment income (loss)[c]	.15	.25	.18	.03
Net realized and unrealized gain (loss) on investment transactions	.64	.80	2.18	1.07
Total from investment operations	.79	1.05	2.36	1.10
Less distributions from: Net investment income	(.13)	(.30)	(.14)	—
Net realized gain on investment transactions	(.99)	—	—	—
Total distributions	(1.12)	(.30)	(.14)	—
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 22.56	$ 22.89	$ 22.14	$ 19.92
Total Return (%)	3.64**	4.74[d]	11.87	5.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.6		.01
Ratio of expenses before expense reductions (%)	1.30*	1.43	1.74	1.72*
Ratio of expenses after expense reductions (%)	1.30*	1.42	1.74	1.72*
Ratio of net investment income (loss) (%)	1.34*	1.15	.86	.99*
Portfolio turnover rate (%)	70*	56	39	69

[a] For the six months ended May 31, 2006 (Unaudited).

[b] For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended November 30,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.86	$ 22.21
Income (loss) from investment operations: Net investment income (loss)[c]	.20	.35
Net realized and unrealized gain (loss) on investment transactions	.64	.56
Total from investment operations	.84	.91
Less distributions from: Net investment income	(.19)	(.26)
Net realized gain on investment transactions	(.99)	—
Total distributions	(1.18)	(.26)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 22.52	$ 22.86
Total Return (%)	3.84**	4.12**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	29
Ratio of expenses (%)	.87*	.89*
Ratio of net investment income (loss) (%)	1.77*	1.68*
Portfolio turnover rate (%)	70*	56

[a] For the six months ended May 31, 2006 (Unaudited).

[b] For the period from December 20, 2004 (commencement of operations of Class AARP shares) to November 30, 2005.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended November 30,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.88	$ 22.21
Income (loss) from investment operations: Net investment income (loss)[c]	.22	.40
Net realized and unrealized gain (loss) on investment transactions	.64	.55
Total from investment operations	.86	.95
Less distributions from: Net investment income	(.21)	(.28)
Net realized gain on investment transactions	(.99)	—
Total distributions	(1.20)	(.28)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 22.54	$ 22.88
Total Return (%)	3.95**	4.33**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,409	1,483
Ratio of expenses (%)	.69*	.68*
Ratio of net investment income (loss) (%)	1.95*	1.89*
Portfolio turnover rate (%)	70*	56

[a] For the six months ended May 31, 2006 (Unaudited).

[b] For the period from December 20, 2004 (commencement of operations of Class S shares) to November 30, 2005.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 22.91	$ 22.19	$ 19.98	$ 17.13	$ 19.10	$ 17.56
Income (loss) from investment operations: Net investment income (loss)[b]	.23	.42	.37	.32	.31	.30
Net realized and unrealized gain (loss) on investment transactions	.64	.79	2.17	2.83	(1.99)	1.56
Total from investment operations	.87	1.21	2.54	3.15	(1.68)	1.86
Less distributions from: Net investment income	(.22)	(.49)	(.33)	(.30)	(.29)	(.32)
Net realized gain on investment transactions	(.99)	—	—	—	—	—
Total distributions	(1.21)	(.49)	(.33)	(.30)	(.29)	(.32)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 22.57	$ 22.91	$ 22.19	$ 19.98	$ 17.13	$ 19.10
Total Return (%)	4.00**	5.64[c]	12.65[c]	18.73	(8.86)	10.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	35	8	13	8	2
Ratio of expenses before expense reductions (%)	.63*	.68	.94	.87	.85	.91
Ratio of expenses after expense reductions (%)	.63*	.66	.86	.87	.85	.91
Ratio of net investment income (loss) (%)	2.01*	1.91	1.74	1.83	1.71	1.59
Portfolio turnover rate (%)	70*	56	39	69	83	76

[a] For the six months ended May 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Large Cap Value Fund (formerly Scudder Large Cap Value Fund) (the ``Fund'') is a diversified series of DWS Value Series, Inc. (formerly Scudder Value Series, Inc.) (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP were designed for members of AARP (Please see Note C, under the caption Other Related Parties, and Note I). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information for further information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $659,276,161 and $784,638,631, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement was computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	.525%
Next $500 million of such net assets	.500%
Next $1 billion of such net assets	.475%
Next $1 billion of such net assets	.450%
Next $1 billion of such net assets	.425%
Over $5 billion of such net assets	.400%

Accordingly, for the six months ended May 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.52% of the Fund's average daily net assets.

For the period December 1, 2005 through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90%, 0.90%, 0.90%, 0.90%, 0.80% and 0.65% of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.40%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C, R and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended May 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2006
Class A	$ 315,160	$ —	$ 164,551
Class B	83,270	13,923	48,499
Class C	34,385	—	18,344
Class R	1,456	—	566
Class AARP	42,885	—	19,081
Class S	778,050	—	294,680
Institutional Class	14,425	—	—
	$ 1,269,631	$ 13,923	$ 545,721

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of Class R shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended May 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2006
Class B	$ 165,319	$ 26,013
Class C	145,624	23,191
Class R	1,484	402
	$ 312,427	$ 49,606

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2006	Annualized Effective Rate
Class A	$ 430,253	$ 98,222.24%
Class B	54,259	11,485.25%
Class C	47,507	11,044.24%
Class R	1,404	690.24%
	$ 533,423	$ 121,441

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the six months ended May 31, 2006 aggregated $12,125.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2006 the CDSC for Class B and C shares aggregated $61,957 and $2,253, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $13,032, of which $7,560 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates. (Please see Note I.)

D. Expense Reductions

For the six months ended May 31, 2006, the Advisor agreed to reimburse the Fund $8,440, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian and transfer agent expenses. During the six months ended May 31, 2006, the Fund's custodian and transfer agent fees were reduced by $149 and $34,018 for custody and transfer agent credits earned, respectively.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2006		Year Ended November 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,028,993	$ 45,657,068	4,737,263	$ 105,905,280
Class B	63,949	1,440,479	231,628	5,175,842
Class C	103,598	2,336,640	349,364	7,805,982
Class R	12,792	289,720	31,572	700,957
Class AARP	58,569	1,330,853	193,744**	4,336,321**
Class S	1,600,324	36,075,647	3,220,428**	71,868,201**
Institutional Class	534,387	12,197,480	505,372	11,395,898
		$ 99,327,887		$ 207,188,481
Shares issued in tax-free reorganization*
Class A	—	$ —	3,903,385	$ 86,693,237
Class B	—	—	837,357	18,631,445
Class C	—	—	499,057	11,098,912
Class AARP	—	—	1,554,184	34,517,886
Class S	—	—	72,194,140	1,603,419,636
Institutional Class	—	—	835,154	18,565,423
		$ —		$ 1,772,926,539
Shares issued to shareholders in reinvestment of dividends
Class A	788,511	$ 17,285,571	232,538	$ 5,186,578
Class B	92,034	2,018,094	20,690	463,313
Class C	71,632	1,570,226	15,588	348,680
Class R	2,536	55,649	504	11,260
Class AARP	65,197	1,428,328	16,211**	359,873**
Class S	3,182,901	69,824,158	774,711**	17,207,434**
Institutional Class	95,124	2,090,100	18,283	407,554
		$ 94,272,126		$ 23,984,692
Shares redeemed
Class A	(3,531,070)	$ (79,377,244)	(5,721,802)	$ (127,233,784)
Class B	(478,190)	(10,860,364)	(1,286,969)	(28,774,124)
Class C	(409,678)	(9,243,139)	(729,662)	(16,297,641)
Class R	(5,873)	(130,973)	(13,540)	(298,612)
Class AARP	(241,871)	(5,445,185)	(479,037)**	(10,679,210)**
Class S	(7,071,581)	(160,170,759)	(11,379,420)**	(254,553,180)**
Institutional Class	(7,062)	(159,669)	(161,092)	(3,634,645)
		$ (265,387,333)		$ (441,471,196)
Redemption fees		$ 4,786		$ 2,310
Net increase (decrease)
Class A	(713,566)	$ (16,433,528)	3,151,384	$ 70,551,735
Class B	(322,207)	(7,401,123)	(197,294)	(4,503,458)
Class C	(234,448)	(5,335,896)	134,347	2,955,984
Class R	9,455	214,396	18,536	413,606
Class AARP	(118,105)	(2,685,964)	1,285,102**	28,534,907**
Class S	(2,288,356)	(54,268,330)	64,809,859**	1,437,943,792**
Institutional Class	622,449	14,127,911	1,197,717	26,734,260
		$ (71,782,534)		$ 1,562,630,826

* On December 17, 2004, the Scudder Large Company Value Fund was acquired by the Fund through a tax-free reorganization.

** For the period of December 20, 2004 (commencement of operations of Class AARP and S shares) to November 30, 2005.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

H. Acquisition of Assets

On December 17, 2004, the Fund acquired all of the net assets of Scudder Large Company Value Fund pursuant to a plan of reorganization approved by shareholders on December 10, 2004. The acquisition was accomplished by a tax-free exchange of 3,491,791 Class A shares, 750,139 Class B shares, 446,641 Class C shares, 1,392,434 Class AARP shares, 64,717,528 Class S shares and 749,787 Institutional Class shares of Scudder Large Company Value Fund, outstanding on December 17, 2004 for 3,903,385 Class A shares, 837,357 Class B shares, 499,057 Class C shares, 1,554,184 Class AARP shares, 72,194,140 Class S shares and 835,154 Institutional Class shares of Scudder Large Cap Value Fund, respectively. Scudder Large Company Value Fund's net assets at that date, $1,772,926,539, including $355,242,207 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $385,243,107. The combined net assets of the Fund immediately following the acquisition were $2,158,169,646.

I. Subsequent Event

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006, and Class AARP shares are no longer offered.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Large Cap Value Fund (the "Fund") was held on June 28, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below).

I. Approval of a Plan of Reclassification to reclassify:

(a) All of the Fund's Class AARP shares as Class S shares

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
671,146.398	51,214.996	25,710.008	0

The Meeting was adjourned until a future date, at which time the following matter will be voted upon by the shareholders.

I. Approval of a Plan of Reclassification to reclassify:

(b) All of the Fund's Class R shares as Class A shares

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDCAX	KDCBX	KDCCX	KDCIX
CUSIP Number	23338F-101	23338F-200	23338F-309	23338F-705
Fund Number	086	286	386	1486
For shareholders of Class R
Automated Information Lines	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDCRX
CUSIP Number	23338F-507
Fund Number	1505
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	KDCPX	KDCSX
Fund Number	2212	2312

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Large Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 28, 2006